                                                                     EXHIBIT 4.2

                                  FOGDOG, INC.


                          --------------------------

                           THIRD AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


                          --------------------------


                               September 24, 1999


                                                           TABLE OF CONTENTS

                                                                                                               Page
1.       Registration Rights......................................................................................1
         1.1      Definitions.....................................................................................1
         1.2      Requests for Registration.......................................................................2
         1.3      Company Registration............................................................................5
         1.4      Obligations of the Company......................................................................6
         1.5      Furnish Information.............................................................................7
         1.6      Expenses of Demand Registration.................................................................8
         1.7      Intentionally Omitted...........................................................................8
         1.8      Expenses of Company Registration................................................................8
         1.9      Underwriting Requirements.......................................................................8
         1.10     Delay of Registration...........................................................................9
         1.11     Indemnification.................................................................................9
         1.12     Reports Under the 1934 Act.....................................................................11
         1.13     Form S-3 Registration..........................................................................11
         1.14     Assignment of Registration Rights..............................................................12
         1.15     Limitations on Subsequent Registration Rights..................................................13
         1.16     "Market Stand-Off"Agreement....................................................................13
         1.17     Termination of Registration Rights.............................................................14
2.       Miscellaneous...........................................................................................14
         2.1      Successors and Assigns.........................................................................14
         2.2      Prior Agreement................................................................................14
         2.3      Governing Law..................................................................................14
         2.4      Counterparts...................................................................................14
         2.5      Titles and Subtitles...........................................................................15
         2.6      Notices........................................................................................15
         2.7      Expenses.......................................................................................15
         2.8      Amendments and Waivers.........................................................................15
         2.9      Severability...................................................................................15
         2.10     Aggregation of Stock...........................................................................15
         2.11     Entire Agreement...............................................................................15

            THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


     THIS THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT is made as of the 24th day of September, 1999, by and among Fogdog, Inc., a California corporation (the "Company"), the parties listed on the signature page hereto under the caption "Investors" (the "Investors"), the parties listed on the signature page hereto under the caption "Existing Investors" (the "Existing Investors") and the parties listed on the signature page hereto under the caption "Founders" (the "Founders").

                                    RECITALS
                                    --------

     WHEREAS, the Existing Investors and the Founders hold shares of the Company's Common Stock (the "Common Stock"), Series A Preferred Stock (the "Series A Preferred Stock"), Series B Preferred Stock (the "Series B Preferred Stock"), Series C Preferred Stock (the "Series C Preferred Stock") and a Warrant to Purchase Series C Preferred Stock and possess certain rights pursuant to an Amended and Restated Registration Rights Agreement dated as of April 16, 1999, as amended, by and among the Company, the Existing Investors and Founders (the "Prior Agreement"); and

     WHEREAS, the Existing Investors and Founders desire to terminate the Prior Agreement in its entirety and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Agreement; and

     WHEREAS, the Investors are parties to the Series D Preferred Stock Purchase Agreement dated as of even date herewith among the Company and the Investors (the "Purchase Agreement"), and the Company's and such Investors' obligations under the Purchase Agreement are conditioned upon the execution of this Agreement by such Investors, the Existing Investors, the Founders and the Company;

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Existing Investors who are parties to the Prior Agreement hereby agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement, and the parties hereto hereby further agree as follows:

  1.        Registration Rights. The Company covenants and agrees as follows:
            -------------------

  1.1       Definitions. For purposes of this Section 1:

        (a)  The term "Act" means the Securities Act of 1933, as amended.

        (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

        (c) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
     Section 1.14 hereof.

        (d) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

        (e) The term "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

        (f) The term "Registrable Securities" means (i) Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, (ii) Common Stock issued to the Existing Investors as of the date hereof, (iii) Common Stock issued to holders of warrants to purchase shares of Series A Preferred Stock and the Common Stock issuable upon exercise thereof in existence on the date hereof, (iv) shares of Common Stock issuable upon the conversion of the Series C Preferred Stock issuable upon the exercise of a warrant or warrants, (v) Common Stock issued to the Founders and Timothy P. Harrington (for purposes only of Sections 1.3, 1.8, 1.9, and 1.11 of this Agreement) and (vi) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) through (v) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's rights under this Section 1 are not assigned.

        (g) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

        (h)  The term "SEC" shall mean the Securities and Exchange Commission.

  1.2       Requests for Registration.
            -------------------------
        (1) (a) If the Company shall receive, at any time after six (6) months from the effective date of the first registration statement for a public offering of securities of the Company with an aggregate value of not less than $10,000,000 (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders of at least sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities then outstanding, then the Company shall:

          (i) within ten (10) days of the receipt thereof, give written notice of such request to all Holders; and

          (ii) use its best efforts to effect as soon as practicable, the registration under the Act of all Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 1.2(1)(b), within sixty (60) days of the mailing of such notice by the Company in accordance hereof.

        (b) Any Registration Statement filed pursuant to this Section 1.2(1) may include securities of the Company other than Registrable Securities. If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(1)(a) and the Company shall include such information in the written notice referred to in subsection 1.2(1)(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)), enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2(1), if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting.

        (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2(1), a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than two times.

        (d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2(1):

          (i) After the Company has effected two registrations pursuant to this
     Section 1.2(1) and such registrations have been declared or ordered effective;

          (ii) During the period starting with the date thirty (30) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred and eighty (180) days after the effective date of a registration subject to Section 1.3 or Section 1.2(2) hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

          (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.13 below.

        (2) (a) If the Company shall receive, at any time after six (6) months from the effective date of the first registration statement for a public offering of securities of the Company, a written request from Nike USA, Inc. ("Nike"), then the Company shall:

          (i) within ten (10) days of the receipt thereof, give written notice of such request to all other Holders; and

          (ii) use its best efforts to effect as soon as practicable, the registration under the Act of all Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 1.2(2)(b), within sixty (60) days of the mailing of such notice by the Company in accordance hereof.

        (b) Any Registration Statement filed pursuant to this Section 1.2(2) may include securities of the Company other than Registrable Securities and may include Registrable Securities held by other Holders. If Nike intends to distribute the Registrable Securities covered by its request by means of an underwriting, Nike shall so advise the Company as a part of its request made pursuant to subsection 1.2(2)(a) and the Company shall include such information in the written notice referred to in subsection 1.2(2)(a). The underwriter will be selected by the Company and shall be reasonably acceptable to Nike. In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Holders) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)), enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2(2), if the underwriter advises Nike in writing that marketing factors require a limitation of the number of shares to be underwritten, then Nike shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and, provided further, that no such cutback will prevent Nike from having the minimum number of Registrable Securities (as set forth in and as limited by the Company's warrant issued to Nike dated

     September 24, 1999 (the "Warrant")) requested to be sold in such offering (and all other Holders shall be so subordinated).

        (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2(2), a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than one hundred twenty (120) days after receipt of the request of Nike; provided, however, that the Company may not utilize this right more than two times.

        (d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2(2):

          (i) After the Company has effected three registrations pursuant to this Section 1.2(2) and such registrations have been declared or ordered effective;

          (ii) During the period starting with the date thirty (30) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred and eighty (180) days after the effective date of a registration subject to Section 1.3 or Section 1.2(1) hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

          (iii) If Nike or the other Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.13 below; or

          (iv) If Nike can sell the maximum number of Registrable Securities as set forth in and as limited by the Warrant without an effective registration statement pursuant to Rule 144.

        (e) Nike covenants and agrees that the maximum number of the Company's securities that Nike can sell pursuant to this Agreement shall be limited by the express terms of the Warrant and applicable securities laws. To the extent Nike can sell its Registrable Securities pursuant to Rule 144 or pursuant to the Sections 1.2(1), 1.3 and/or Section 1.13 herein, the Company's obligations pursuant to this Section 1.2(2) shall be accordingly reduced. Nike covenants and agrees that it will waive its rights under this
     Section 1.2(2) upon receipt of an opinion of counsel, in a form reasonably acceptable to Nike, indicating that Nike could sell with the applicable time frames set forth in the Warrant all of its Registrable Securities under Rule 144.

  1.3 Company Registration. If (but without any obligation to do so) the Company
      --------------------
proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered or an SEC Rule 145 transaction), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 2.6, the Company shall, subject to the provisions of Section 1.9, use its best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

  1.4 Obligations of the Company. Whenever required under this Section 1 to
       --------------------------
effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

        (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed or in the case of a Nike demand registration statement pursuant to Section 1.2(2) hereof, until all such Nike Registrable Securities are sold or capable of being sold under Rule 144; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (i) includes any prospectus required by Section 10(a)(3) of the Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (i) and (ii) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

        (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

        (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

        (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

        (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

        (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

        (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

        (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

        (i) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities (only if such offering is underwritten) and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

  1.5 Furnish Information. It shall be a condition precedent to the obligations
      -------------------
of the Company to take any action pursuant to this Section 1 with respect to the Registrable

Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

  1.6 Expenses of Demand Registration. All expenses other than underwriting
       -------------------------------
discounts and commissions and fees and expenses of counsel to the Holders incurred in connection with registrations, filings or qualifications pursuant to
Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company shall be borne by the Company, provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses.

  1.7  INTENTIONALLY OMITTED.
       ---------------------


  1.8 Expenses of Company Registration. The Company shall bear and pay all
      --------------------------------
expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section
1.3 for each Holder (which right may be assigned as provided in Section 1.14), including (without limitation) all registration, filing, and qualification fees, and printers and accounting fees and the reasonable fees and expenses of one counsel to the Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

  1.9 Underwriting Requirements. In connection with any offering involving an
      -------------------------
underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering under Section 1.3 exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders). For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

  1.10  Delay of Registration. No Holder shall have any right to obtain or
        ---------------------
seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

  1.11 Indemnification. In the event any Registrable Securities are included in
       ---------------
a registration statement under this Section 1:

        (a) The Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

        (b) Each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.11(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that (i) the indemnity agreement contained in this subsection 1.11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, and (ii) in no event shall the obligations of indemnity of any Holder under this subsection 1.11(b) exceed the net proceeds from the offering received by such Holder.

        (c) Promptly after receipt by an indemnified party under this Section
     1.11 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.11, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.11, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.11.

        (d) If the indemnification provided for in this Section 1.11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

        (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

        (f) The obligations of the Company and Holders under this Section 1.11 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

  1.12 Reports Under the 1934 Act. With a view to making available to the
       --------------------------
Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

        (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

        (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

        (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

        (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

  1.13 Form S-3 Registration. In case the Company shall receive from any Holder
       ---------------------
or Holders holding at least twenty-five percent (25%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 the reasonably anticipated price to the public of which would be at least $3,000,000, and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

        (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

        (b) use its best efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.13:
     (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $3,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 1.13; provided, however, that the Company shall not utilize this right more than once in any six (6) month period; (4) if the Company has already effected four registrations on Form S-3 for the Holders pursuant to this Section 1.13; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

        (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.13, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the fees and disbursements of counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Company. Registrations effected pursuant to this Section 1.13 shall not be counted as demands for registration or registrations effected pursuant to Section 1.2 or 1.3.

        (d) The Company shall not be obligated to effect any registration pursuant to this Section 1.13 if the Company delivers to the Holders requesting registration under this Section 1.13 an opinion, in form and substance acceptable to such Holders, of counsel satisfactory to such Holders, that the Registrable Securities so requested to be registered may be sold or transferred pursuant to Rule 144(k) under the Act.

  1.14 Assignment of Registration Rights. The rights to cause the Company to
       ---------------------------------
register Registrable Securities pursuant to this Section 1 may be assigned by a Holder to a transferee or assignee of such securities provided only (a) the transfer involves Registrable Securities with an aggregate value of not less than $500,000, or (b) the transfer is to the constituent partners or members, retired partners or members, or shareholders of a Holder, any family member or trust for the benefit of any individual holder or any member of any Investor that is a limited liability company who agree to act through a single representative, provided that the Company is given a written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Holder under this
Section 1.

  1.15 Limitations on Subsequent Registration Rights. From and after the date of
       ---------------------------------------------
this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder's securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the date set forth in subsection 1.2(1)(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2(1).

  1.16 "Market Stand-Off" Agreement. Each signatory to this Agreement hereby
        ----------------
agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

        (a) such agreement shall be applicable only to the first such registration statement of the Company which covers common stock to be sold on its behalf to the public in an underwritten offering;

        (b) all officers and directors of the Company enter into similar agreements; and

        (c) such market stand-off time period shall not exceed one hundred eighty (180) days.

  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each signatory to this Agreement (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Nike covenants and agrees that the obligations in this Section 1.16 shall be in addition to and not in lieu of its obligations under the Warrant.

     Notwithstanding the foregoing, the obligations described in this Section
1.16 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

  1.17  Termination of Registration Rights.
        ----------------------------------


        (a) No Holder shall be entitled to exercise any right provided for in this Section 1 after five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

        (b) In addition, the right of any Holder to request registration or inclusion in any registration pursuant to this Agreement shall terminate on the closing of the first Company-initiated registered public offering of Common Stock of the Company if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90)-day period, or on such date after the closing of the first Company-initiated registered public offering of Common Stock of the Company as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90)-day period.

  2.  Miscellaneous.
      -------------

  2.1 Successors and Assigns. Except as otherwise provided herein, the terms and
      ----------------------
conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

  2.2 Prior Agreement. Effective upon the execution and delivery of this
      ---------------
Agreement by all parties thereto, the Prior Agreement and Sections 5 and 6 of the Letter Agreement with Nike dated September 17, 1999 hereby shall be terminated and shall be of no further force and effect and shall be superseded and replaced in its entirety by this Agreement. The Company and Nike agree that the terms of the Warrant are hereby incorporated by reference herein as set forth in their entirety herein.

  2.3 Governing Law. This Agreement shall be governed by and construed under the
      -------------
laws of the State of California.

  2.4 Counterparts. This Agreement may be executed in two or more counterparts,
      ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  2.5 Titles and Subtitles. The titles and subtitles used in this Agreement are
      --------------------
used for convenience only and are not to be considered in construing or interpreting this Agreement.

  2.6 Notices. Unless otherwise provided, any notice required or permitted under
      -------
this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

  2.7 Expenses. If any action at law or in equity is necessary to enforce or
      --------
interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

  2.8 Amendments and Waivers. Any term of this Agreement may be amended and the
      ----------------------
observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided, however, that any amendment or waiver that would be detrimental to the Holders of the Series C Preferred Stock or Series D Preferred Stock then outstanding shall require the written consent of a majority of the Series C Preferred Stock or Series D Preferred Stock then outstanding; and provided further, however, that any amendment or waiver that is detrimental to a holder of the Series C Preferred Stock or Series D Preferred Stock in a manner different than any other holder of Preferred Stock shall also require the written consent of such holder of Series C Preferred Stock or Series D Preferred Stock, as applicable. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

  2.9 Severability. If one or more provisions of this Agreement are held to be
      ------------
unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

  2.10 Aggregation of Stock. All shares of Registrable Securities held or
       --------------------
acquired by affiliated entities or persons or entities under common management shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

  2.11 Entire Agreement. This Agreement (including the Exhibits hereto, if any)
       ----------------
and the Warrant constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Registration Rights Agreement as of the date first written above.

                              FOGDOG, INC.



                              By: /s/ Tim Harrington
                                 ------------------------------------


                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                              PURCHASERS:



                              HIKARI TSUSHIN, INC.


                              By: /s/ Masahide Saito
                                 __________________________________
                                    Masahide Saito, Director



                              AMAN VENTURES L.L.C.


                              By: /s/ William J. Bell
                                 __________________________________
                                    William J. Bell
                                    General Partner



                              BOSTON MILLENNIA PARTNERS, L.P.


                              By: /s/ A. Dana Callow, Jr.
                                 __________________________________
                                    A. Dana Callow, Jr.
                                    Managing General Partner



                              LYCOS VENTURES, L.P.
                              By: Lycos Triangle Partners, LLC, its general partner

                              [signature illegible]
                              ____________________________________
                              By:_________________________________
                              Its:________________________________



                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                              LYCOS VENTURES CO-INVESTMENT FUND, L.P.
                              By: Lycos Triangle Partners, LLC, its general partner

                              [signature illegible]
                              ___________________________________________
                              By:  ______________________________________
                              Its:  _____________________________________



                              WORLDVIEW TECHNOLOGY PARTNERS II, L.P.
                              By:  Worldview Capital II, L.P., its General
                              Partner
                              By:  Worldview Equity I, L.L.C., its General
                              Partner

                              /s/ Michael Orsak
                              __________________________________________
                              By: Michael Orsak - Member



                              WORLDVIEW TECHNOLOGY INTERNATIONAL II, L.P.
                              By:  Worldview Capital II, L.P., its General
                              Partner
                              By:  Worldview Equity I, L.L.C., its General
                              Partner

                              /s/ Michael Orsak
                              __________________________________________
                              By: Michael Orsak - Member



                              WORLDVIEW STRATEGIC PARTNERS II, L.P.
                              By:  Worldview Capital II, L.P., its General
                              Partner
                              By:  Worldview Equity I, L.L.C., its General
                              Partner

                              /s/ Michael Orsak
                              __________________________________________
                              By: Michael Orsak - Member


                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                              VENROCK ASSOCIATES



                              By: [signature illegible]
                                 _____________________________
                              Name:
                              Title:  General Partner



                              VENROCK ASSOCIATES II, L.P.



                              By: [signature illegible]
                                 ______________________________
                              Name:
                              Title:  General Partner



                              VERTEX TECHNOLOGY FUND (II), LTD.

                              [signature illegible]
                              __________________________________

                              By:_______________________________
                              Its:______________________________


                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                              J.H. WHITNEY III, L.P.


                              By: J.H. Whitney Equity Partners III, L.L.C. Its General Partner



                              By: /s/ Michael Brooks
                                 _____________________________________
                                    Michael Brooks
                                    Managing Member


                              WHITNEY STRATEGIC PARTNERS III, L.P.

                              By: J.H. Whitney Equity Partners III, L.L.C. Its General Partner



                              By: /s/ Michael Brooks
                                 ______________________________________
                                    Michael Brooks
                                    Managing Member



                              DRAPER FISHER ASSOCIATES FUND IV, L.P.

                              [signature illegible]
                              _________________________________________

                              By:______________________________________
                              Its:_____________________________________


                              DRAPER FISHER PARTNERS IV, L.L.C.


                              [signature illegible]
                              _________________________________________


                              By:______________________________________
                              Its:_____________________________________



                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                              DLJ CAPITAL CORP.


                              /s/ Alexander Rosen
                              _________________________________________
                              By: Alexander Rosen
                              Its:  Attorney In Fact


                              DLJ ESC II, L.P.

                              By: DLJ LBO Plans Management Corporation
                              Its:  Manager


                              /s/ Alexander Rosen
                              _________________________________________
                              By: Alexander Rosen
                              Its: Attorney In Fact


                              SPROUT CAPITAL VIII, L.P.

                              By: DLJ Capital Corp.
                              Its:  Managing General Partner


                              /s/ Alexander Rosen
                              _________________________________________
                              By: Alexander Rosen
                              Its: Attorney In Fact


                              SPROUT VENTURE CAPITAL, L.P.

                              By: DLJ Capital Corp.
                              Its:  Managing General Partner


                              /s/ Alexander Rosen
                              _________________________________________
                              By: Alexander Rosen
                              Its: Attorney In Fact

                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                              MARQUETTE VENTURE PARTNERS III, L.P.

                              By: MARQUETTE III, L.L.C.
                              Its: General Partner


                              /s/ Lloyd D. Ruth
                              _________________________________________
                              By: James B. Daverman or Lloyd D. Ruth
                              Its: Authorized Signatory


                              MV VENTURE PARTNERS II, SERIES 9

                              [signature illegible]
                              _________________________________________


                              By:______________________________________
                              Its:_____________________________________


                              ICON INTERNATIONAL, INC.

                              /s/ Lance Lunzberg
                              _________________________________________


                              By:  Mr. Lance Lunzberg
                              Its:  President


                              PEDER SMEDVIG CAPITAL VENTURE III AS

                              [signature illegible]
                              _________________________________________


                              By:______________________________________
                                           (Please print)
                              Its:_____________________________________


                              WARREN T. LAZAROW

                              /s/ Warren T. Lazarow
                              _________________________________________

                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                              EXISTING SHAREHOLDERS:

                              VENROCK ASSOCIATES


                              By: [signature illegible]
                                 __________________________________
                              Name:
                              Title:  General Partner


                              VENROCK ASSOCIATES II, L.P.


                              By: [signature illegible]
                                 __________________________________
                              Name:
                              Title:  General Partner


                              VERTEX TECHNOLOGY FUND (II), LTD.


                              [signature illegible]
                              ______________________________________

                              By:___________________________________
                              Its:__________________________________


                              NOVUS VENTURES, L.P.
                              a Delaware limited partnership

                              By:  DT Associates,
                                   a Delaware General Partner

                              By: [signature illegible]
                                 ___________________________________
                              Its:__________________________________

                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                              J.H. WHITNEY III, L.P.


                              By: J.H. Whitney Equity Partners III, L.L.C. Its General Partner



                              By: /s/ Michael Brooks
                                 _____________________________________
                                    Michael Brooks
                                    Managing Member


                              WHITNEY STRATEGIC PARTNERS III, L.P.


                              By: J.H. Whitney Equity Partners III, L.L.C. Its General Partner



                              By: /s/ Michael Brooks
                                 ______________________________________
                                    Michael Brooks
                                    Managing Member


                              DRAPER FISHER ASSOCIATES FUND IV, L.P.

                              [signature illegible]
                              _____________________________________


                              By:__________________________________
                              Its:_________________________________


                              DRAPER FISHER PARTNERS IV, L.L.C.

                              [signature illegible]
                              ____________________________________

                              By:_________________________________
                              Its:________________________________

                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                              BSJR, INC.

                              [signature illegible]
                              ______________________________________

                              By:___________________________________
                              Its:__________________________________


                              SPROUT CAPITAL VIII, L.P..

                              [signature illegible]
                              ______________________________________

                              By:___________________________________
                              Its:__________________________________


                              SPROUT VENTURE CAPITAL, L.P.

                              [signature illegible]
                              _______________________________________

                              By:____________________________________
                              Its:___________________________________

                              /s/ Brett M. Allsop
                              _______________________________________
                              BRETT M. ALLSOP

                              /s/ Robert S. Chea
                              _______________________________________
                              ROBERT S. CHEA

                              /s/ Andrew Y. Chen
                              _______________________________________
                              ANDREW Y. CHEN

                              /s/ Timothy P. Harrington
                              _______________________________________
                              TIMOTHY P. HARRINGTON

                              /s/ Marcy van Lossberg
                              _______________________________________
                              MARCY VAN LOSSBERG

                              /s/ Michael G. Allsop
                              _______________________________________
                              MICHAEL G. ALLSOP

                              /s/ James D. Allsop
                              _______________________________________
                              JAMES D. ALLSOP

                              /s/ John I. Allsop
                              _______________________________________
                              JOHN I. ALLSOP

                              [signature illegible]
                              _______________________________________
                              Nike USA, Inc.

                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT